SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: December 22, 2003

(Date of earliest event reported)

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

000-30713

Commission File Number:

Delaware	77-0416458
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

950 Kifer Road

Sunnyvale, California 94086

(Address of Principal executive offices, including zip code)

(408) 523-2100

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure.

On December 22, 2003, Intuitive Surgical, Inc., (the “Company”) issued a press release announcing the resignation of Bennett Nussbaum from the Company’s Board of Directors. Attached hereto as Exhibit 99.1 is the Company’s press release dated December 22, 2003 announcing the resignation.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

99.1	Press Release issued by the Company, dated December 22, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

INTUITIVE SURGICAL, INC.

Date: December 22, 2003	By	/s/ Lonnie M. Smith
Name: Lonnie M. Smith
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company, dated December 22, 2003.